SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                           CURRENT INCOME SHARES, INC
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
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    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                           CURRENT INCOME SHARES, INC.
                            445 South Figueroa Street
                          Los Angeles, California 90071

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD NOVEMBER 8, 2001

TO OUR SHAREHOLDERS:

     The Annual Meeting of Shareholders (the "Meeting") of Current Income Shares, Inc., a Delaware corporation (the "Company"), will be held in the Conference Room on the 3rd floor of the Union Bank of California Building at 445 South Figueroa Street, Los Angeles, California 90071, on Thursday, November 8, 2001 at 11:00 a.m. Pacific time, for the following purposes:

     (1)  To elect the Board of Directors of the Company;

     (2)  To approve the  continuation  of the Amended and  Restated  Investment
          Advisory   Agreement   between  the  Company  and   HighMark   Capital
          Management, Inc. the Company's adviser;

     (3) To transact such other business as may properly come before the Meeting.

     The Meeting may be adjourned from time to time and, at any adjourned meeting, action with respect to the matters specified in this notice may be taken with such further notice to shareholders, if any, as may be required by the By-Laws.

     Only shareholders of the Company of record at the close of business on September 28, 2001 are entitled to notice of and to vote at the Meeting and any adjournments thereof. A list of such shareholders will be open to examination by any shareholder for any purpose germane to the Meeting, at the time and place of the Meeting and, during the ten days prior to the Meeting, at the office of the Company, 445 South Figueroa Street, Los Angeles, CA 90071.

     Your  attention  is  directed  to the  attached  Proxy  Statement.  YOU ARE
REQUESTED TO DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE WITHOUT DELAY. PLEASE DO SO WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON. You are invited to attend, and your proxy will not be used if you are present and prefer to vote in person.

                               By order of the Board of Directors

                               Rita Dam, Secretary
October 1, 2001

                           CURRENT INCOME SHARES, INC.

                                -----------------
                                 PROXY STATEMENT
                                -----------------

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD NOVEMBER 8, 2001

     This Proxy Statement is being sent on or about October 1, 2001 in connection with the solicitation by the Board of Directors of Current Income Shares, Inc., a Delaware corporation (the "Company"), of proxies, on the form enclosed with this Proxy Statement, for use at the Annual Meeting of Shareholders of the Company (the "Meeting") to be held on Thursday, November 8, 2001, at 11:00 a.m. Pacific time, in the 3rd floor Conference Room of the Union Bank of California Building at 445 South Figueroa Street, Los Angeles, California 90071, and at any adjournments of the Meeting. All proxies which are properly completed, signed and returned to the Company prior to the Meeting will be voted in accordance with the instructions given therein. Any proxy given by a shareholder may be revoked at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it, by a duly executed proxy bearing a later date, or by any shareholder voting in person at the Meeting.

     The Company has fixed the close of business on September 28, 2001 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournments thereof. On that date the Company had outstanding 3,673,334 shares of common stock, par value $1.00 per share (the "Common Stock"), constituting the only voting securities of the Company. The presence in person or by proxy of more than one-half of the outstanding shares entitled to vote at the Meeting will constitute a quorum. If a quorum is not present at the Meeting, then the proxy attorneys may vote those proxies that have been received to adjourn the Meeting to a later date. If a quorum is present but sufficient votes in favor of one or more proposals have not been received, the proxy attorneys may propose one or more adjournments of the Meeting to permit further proxy solicitations. No notice of an adjourned meeting date will be given, other than announcement at the Meeting, unless the adjournment is for more than 30 days or a new record date is set for the adjourned meeting. Any such adjournment will require the affirmative vote of shareholders holding a majority of the shares present, in person or by proxy, at the Meeting. The persons named in the Proxy will vote in favor of such adjournment those shares which they are entitled to vote that voted in favor of all proposals; they will vote against any such adjournment those shares that they are entitled to vote that voted against any proposal. If there are sufficient votes for the approval of one or more proposals, a vote may be taken on those proposals prior to any such adjournment if it is otherwise appropriate. Each shareholder is entitled to one vote for each share of Common Stock then standing in his or her name. Shareholders are not entitled to cumulate their votes for the election of Directors, which means that the holders of a majority of the shares represented can elect the entire Board of Directors.

     The Fund will count broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) toward a quorum, but not toward the approval of any proposal. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of Proposal 2.

     The Company will furnish without charge a copy of its most recent Annual Report and Semi-Annual Report to a shareholder upon request. Such request may be made by calling the Company during business hours at (888) 465-2825, or by writing to the Company at the address set forth above.

     The cost of preparing, assembling, printing and mailing this Proxy Statement and the enclosed proxy form and the cost of soliciting proxies relating to the Meeting will be borne by the Company. The Company will request banks and brokers to solicit their customers who are beneficial owners of Common Stock listed of record in names of nominees, and will reimburse such banks and brokers for the reasonable out-of-pocket expenses of such solicitations. The original solicitations of proxies by mail may be supplemented by telephone, facsimile and personal solicitation by officers and other regular employees of the Company, HighMark Capital Management, Inc. (the "Adviser"), the Company's investment adviser, or Union Bank of California, N.A. but no additional compensation will be paid to any of them on account of such activities.

     STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT. The following table sets forth as of September 28, 2001 certain information as to the Common Stock owned beneficially by each person who is known to the Company to own more than 5% of the outstanding Common Stock and all executive Officers and Directors as a group.

Name and Address                        Number of Shares        Percentage of
of Beneficial Owner                    Beneficially Owned     Outstanding Shares
-------------------                    ------------------     ------------------
All Executive Officers and
Directors as a group                         3,810                  0.10%

                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     At the Meeting, four members of the Board of Directors are to be elected, to serve until the Company's next annual meeting of shareholders and until their successors are elected and qualified. It is the intention of the persons named in the accompanying proxy to vote the shares represented thereby for the election of the persons listed below unless a shareholder specifically indicates in his proxy his desire to withhold authority to vote for any of those persons. The four persons receiving the highest number of votes will be elected.

     At a meeting held on August 9, 2001, the Company's Board of Directors nominated the following slate of Directors. All of these nominees have indicated that they are willing to serve as Directors and that they are able to do so. If, however, any nominee should refuse or be unable to serve, the Board of Directors' proxy holders will vote the proxies for such other person as the Board of Directors may recommend.

     Directors of the Company serve terms of office which expire on the election of their successors or upon their earlier retirement, resignation or removal.

     According to information furnished to the Company by the nominees listed below, their principal occupations and affiliations during at least the past five years, their current directorships with other companies, and their beneficial ownership of shares of Common Stock of the Company at September 28, 2001, are as follows:

                                                                                                          Number of
                                                                                                            Shares
                                           Principal Occupations,                                        Beneficially
Name and Age              Director Since   Employment And Directorships                                     Owned
------------              --------------   ----------------------------                                     -----
Willard H. Altman(1,2)         1997        Retired.   Partner,  Ernst  &  Young  LLP  from  1969  to        1,210
     (Age 65)                              retirement in 1995; Vice President,  Evangelical  Council
                                           for  Financial  Accountability  from  1995;  Director  of
                                           Source  Capital,  Inc.,  FPA Capital Fund,  Inc., FPA New
                                           Income  Fund,   Inc.,  and  FPA  Perennial  Fund,   Inc.,
                                           investment companies not affiliated with the Adviser.

Kathleen L. Kellogg(1,2)   1999 Chair of   President,  KLK Consulting since 2000; President, CEO and         None
     (Age 48)                the Board     Director,  American  International  Bank,  1997 to  2000;
                                           President, CEO and Director,  Hancock Savings Bank, 1997;
                                           President, CEO and Director, Frontier Bank, 1994 to 1997

                                                                                                          Number of
                                                                                                           Shares
                                           Principal Occupations,                                        Beneficially
Name and Age              Director Since   Employment And Directorships                                     Owned
------------              --------------   ----------------------------                                     -----
Michael L. Noel(1,2)           1981        President,  Noel  Consulting  Company since 1998;  Senior         300
     (Age 60)                              Vice  President  and Chief  Financial  Officer,  Southern
                                           California  Edison  Company  until  retirement  in  1994;
                                           Director,  Amervest  Company since 1997;  Director,  SCAN
                                           (health  plan)  since  1997;  Member of  Advisory  Board,
                                           HighMark  Funds  which the Adviser  serves as  investment
                                           adviser, 1997 to 1998; Member Board of Trustees, HighMark
                                           Funds which the  Adviser  serves as  investment  adviser,
                                           since 1998;  Member  Board of Trustees,  Stepstone  Funds
                                           1991 to 1997;  Director,  Hancock  Savings Bank,  1986 to
                                           1997; Director, Software Toolworks, 1989 to 1994.

Robert M. Whitler(1,2)         1998        Retired.  Executive Vice  President,  member of Executive         300
     (Age 62)                              Policy Committee and head of Trust and Investments Group,
                                           Union Bank of California from March 1991 to 1996;  Member
                                           of  Advisory  Board,  HighMark  Funds  which the  Adviser
                                           serves as investment adviser, 1997 to 1998; Member, Board
                                           of Trustees of HighMark Funds which the Adviser serves as
                                           investment adviser, since 1998.

----------
(1) Member of the Audit Committee. The function of the Audit Committee, which met twice in 2000, is to review the Company's financial statements and internal control procedures with the officers of the Company and the independent auditors, and to review with such auditors the results of the annual audit and the adequacy of the audit procedures. The Audit Committee also has the responsibility of recommending independent auditors for selection by the Board of Directors. The Board of Directors has adopted a charter for the Audit Committee, which is attached to this proxy statement as Appendix A. Willard H. Altman is Chair of the Audit Committee.
(2)  Member  of  the  Nominating  Committee.  The  function  of  the  nominating committee, which met once in 2000, is to nominate candidates for directorships when vacancies occur. Michael L. Noel is Chair of the Nominating Committee.

     During 2000, the Board of Directors held four regular meetings and all Directors attended all of the meetings.

     The Company's directors and officers are required to file reports with the Securities and Exchange Commission and the New York Stock Exchange concerning their ownership and changes in ownership of the Company's common stock. Based on its review of such reports, the Company believes that all filing requirements were met by its directors and officers during 2000.

     Set forth below is a table indicating the names and ages of the principal Officers of the Company who are not also Directors of the Company.

                                Position With
Name And Address          Age   The Company          Principal Occupation
----------------          ---   -----------          --------------------
R. Greg Knopf             51    President            Managing Director, Mutual Funds at
HighMark Capital                                     HighMark Capital Management, Inc.
Management, Inc.
445 S. Figueroa Street
Los Angeles, CA 90071

E. Jack Montgomery        50    Vice President and   Director, Fixed Income at HighMark
HighMark Capital                Portfolio Manager    Capital Management, Inc.  Vice President
Management, Inc.                                     of Union Bank of California
475 Sansome Street
San Francisco, CA 94111

George Sapp               43    Treasurer            Senior Vice President, Investment
Investment Company                                   Company Administration, L.L.C.
Administration, L.L.C.
2020 Financial Way
Glendora, CA 91741

Rita Dam                  35    Secretary            Senior Vice President, Investment
Investment Company                                   Company Administration, L.L.C.
Administration, L.L.C.
2020 Financial Way
Glendora, CA 91741

     COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS. Each Director who is not a director, officer or employee of the Adviser or of a corporation affiliated with the Adviser receives a Director's fee of $6,000 per year for his/her services, plus $200 for each regular meeting attended. In addition, such Directors receive $250 for each special meeting attended. Beginning in 2001, the Chairperson of the Board receives an additional $250 for each meeting and the Chairperson of the Audit Committee receives an additional $150 for each Audit Committee meeting.

     The following table sets forth the aggregate compensation paid by the Company for the fiscal year ended December 31, 2000, to the Directors who are not affiliated with the Adviser, as well as the aggregate compensation paid to such Directors for service on other Boards of registered investment companies advised by the Adviser or its affiliates (the "Adviser Complex"). There are 15 such companies, including the Company, in the Adviser Complex.

                                        Pension or
                                        Retirement                         Total Compensation
                       Aggregate     Benefits Accrued   Estimated Annual    From Company And
                      Compensation      as Part of       Benefits Upon    Adviser Complex Paid
Name                  From Company   Company Expenses      Retirement         To Directors
----                  ------------   ----------------      ----------         ------------
Willard H. Altman        $6,800             $0                 $0                $ 6,800
Kathleen L. Kellogg      $6,800             $0                 $0                $ 6,800
Michael L. Noel          $6,800             $0                 $0                $30,550
Robert M. Whitler        $6,800             $0                 $0                $29,050

     The Company does not  compensate  its  Officers  for their  services to the
Company,  which  expenses  are  borne  by the  Adviser  and  the  Administrator.
Reference is made to information under the heading "The Agreement and Compensation of the Adviser" for a discussion of fees paid by the Company to the Adviser.

         APPROVAL OF CONTINUATION OF THE AMENDED AND RESTATED INVESTMENT
                               ADVISORY AGREEMENT
                                (PROPOSAL NO. 2)

     At a meeting  held on  February  8,  2001,  the Board of  Directors  of the
Company approved the continuation of the Company's Amended and Restated Investment Advisory Agreement with the Adviser. The Board's approval was based primarily on its view that the Adviser's management of the Fund's portfolio has resulted in satisfactory investment performance compared with similar closed-end funds, and that the Adviser's fees are reasonable compared with similar funds. The Directors gave equal consideration to all factors deemed to be relevant to the Fund, including, but not limited to the following: (1) the quality of services provided to the Fund since the Fund's commencement of operations; (2) the positive relationship of the Adviser with the Company; (3) the performance of the Fund since commencement of operations; (4) the research-intensive nature and quality of the services rendered to the Fund by the Adviser; (5) the favorable history, reputation, qualification and background of the Adviser, as well as the qualifications of their personnel and financial condition; (8) the Adviser's favorable fixed-income investment performance record; and (9) other factors deemed relevant.

     Accordingly, at the Meeting, the shareholders will be asked to approve the continuation of the Amended and Restated Investment Advisory Agreement (the "Agreement") between the Company and the Adviser. The Agreement was originally approved by the Board of Directors and the directors who are not "interested persons" of the Company on February 17, 2000. The Agreement was last approved by the shareholders on May 11, 2000.

     THE AGREEMENT AND COMPENSATION OF THE ADVISER. By its terms, the Agreement continues from year to year so long as its continuance is approved at least annually by vote of a majority of the outstanding voting securities of the Company or by vote of the Board of Directors of the Company and, in either event, by the vote cast in person of a majority of Directors who are not parties to the Agreement or "interested persons" of any party to the Agreement, (as defined in the Investment Company Act of 1940) at a meeting called for the purpose of voting on such approval. The Agreement may be terminated on sixty days' notice by the Adviser, by the Board of Directors of the Company or by a vote of a majority of the outstanding voting securities of the Company, in each instance without the payment of any penalty. It will automatically terminate upon any assignment (as defined in the Investment Company Act of 1940). For purposes of the Investment Company Act of 1940, a "majority of the outstanding voting securities" of the Company means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares.

     The Agreement requires the Adviser to provide investment advisory services to the Company. Under the Agreement, the Adviser advises the Company on the composition of its portfolio and provides and bears the costs of research and continuous supervision of the portfolio. The Adviser is authorized, subject to control by the Company's Board of Directors, to determine which securities are to be bought or sold and in what amounts. The Adviser is required by the Agreement to pay for office space, facilities, and business equipment.

     For providing these services, the Adviser receives an advisory fee, which on an annual basis, will amount to 0.30% of the average net asset value of the Company. This fee is computed and accrued weekly and is payable monthly. Prior to March 1, 2000, the Adviser received management and advisory fees totaling 0.50% of the Company's average annual net assets. The Adviser received investment management and advisory fees totaling 0.33% of the Company's average annual net assets or $148,713, for the fiscal year ended December 31, 2000. At December 31, 2000, the Company's total net assets were $45,241,249, equivalent to $12.32 per share.

     All costs and expenses incurred in the operation of the Company, other than the expenses specifically assumed by the Adviser under the Agreement, are borne by the Company. These costs and expenses include brokerage commissions on portfolio transactions, fees and expenses of directors, interest, taxes, various corporate fees and expenses, auditing and legal fees and expenses incident to any public offering of the shares of the Company.

     PORTFOLIO TRANSACTIONS AND RATE OF TURNOVER. The Company's investment adviser, subject to the supervision of the Board of Directors of the Company, purchases and sells securities for the Company's portfolio through those brokers or dealers who execute such orders promptly and at prices and under conditions believed to be most favorable to the Company. Certain dealers may be selected for the research, statistical or other services they provide, but best execution and price are the primary considerations in all cases. Purchases and sales of securities traded in the over-the-counter market will be transacted with those persons who, in the opinion of the Company's investment adviser, provide the best prices and executions.

     During 2000, the Company paid no brokerage commissions because the portfolio securities were traded on a principal basis.

     The rate of the Company's portfolio turnover for 2000 was 11%.

     CUSTODIAL SERVICES. Union Bank of California, N.A. provided custodial services for the Company for the year 2000. Total custody fees paid by the Company in 2000 were $4,410.

     FURTHER INFORMATION CONCERNING THE ADVISER. The Adviser, HighMark Capital Management, Inc., is incorporated in California and is a wholly owned subsidiary of UnionBanCal Corporation, a registered bank holding company which is regulated by the Federal Reserve Board. Union Bank of California, N.A. is also a subsidiary of UnionBanCal Corporation, therefore, an affiliate of the Adviser. UnionBanCal Corporation had total assets of approximately $35.2 billion and shareholder equity of approximately $3.2 billion at December 31, 2000.

     Effective April 2, 2001, a holding company named Mitsubishi Tokyo Financial Group, Inc. was established and is a 100% owner of Bank of Tokyo-Mitsubishi, Ltd. which owns 66% of UnionBanCal Corporation. As a consequence, UnionBanCal Corporation, Bank of Tokyo-Mitsubishi, Ltd. and Mitsubishi Tokyo Financial Group are deemed to control the Adviser for purposes of the Investment Company Act of 1940. The Bank of Tokyo-Mitsubishi, Ltd. is one of the largest banks in Japan, with a domestic network of approximately 320 branches, sub-branches and agencies, and an overseas network that includes 400 facilities.

     The Adviser also acts as the investment adviser to the HighMark Funds, a family of registered mutual funds. As of August 31, 2001, the HighMark Funds included the following fund with investment objectives similar to that of the
Company:

                                                              Ratio Of
                                          Asset Value      Advisory Fee To
                                         (000 Omitted)       Net Assets*
                                         -------------       -----------
     HighMark Bond Fund                    $558,396             0.50%

----------
* Excluding fee waivers but including management services. The Adviser has agreed to contractually waive fees in order to keep the Funds' total annual operating expenses at a specified level.

     DIRECTORS AND OFFICERS OF THE ADVISER. The following are the directors and principal executive officers of HighMark Capital Management, Inc., the Adviser:

                              Position With
Name                          the Adviser                   Business Background
----                          -----------                   -------------------
Pieter Westerbeek III         Director, Chairman of         Executive Vice President,  Division Manager, Chief Fiduciary
                              the Board                     Officer, Union Bank of California,  N.A. since January 1999;
                                                            Senior Vice President, Union Bank of California,  April 1996
                                                            to March 1999;  Senior  Vice  President,  Division  Manager,
                                                            Union Bank, March 1994 to 1996.

Richard C. Hartnack           Director                      Vice Chairman and head of Community  Banking and  Investment
                                                            Services  Group since August 1999 and the Community  Banking
                                                            Group  for   UnionBanCal   Corporation  and  Union  Bank  of
                                                            California,  N.A.  from  April  1996 to  August  1999.  Vice
                                                            Chairman  of Union  Bank from June 1991  until  March  1996.
                                                            Director, UnionBanCal Corporation since 1991.

Akifumi Tamagawa              Director                      Executive  Vice   President  and  Manager,   Office  of  the
                                                            President,  Union Bank of  California,  N. A., from  January
                                                            2001.

Honaria F. Vivell             Director                      Executive Vice President,  Wealth Management,  Union Bank of
                                                            California, N.A. since July 1975.

Luke C. Mazur                 President, Chief              Chief   Investment   Officer,   Pacific   Alliance   Capital
                              Executive Officer,            Management,  a division of Union Bank of  California,  N.A.,
                              Chief Investment              June 1990 to August 1998; Senior Vice President,  Union Bank
                              Officer and Director          of  California,  N.A.,  June  1990  to  August  1998;  Chief
                                                            Investment  Officer,  Northern Trust  Company,  1964 to June
                                                            1990.

Kevin A. Rogers               Managing Director and         Managing  Director,   Regional  Portfolio  Group,   HighMark
                              Chief Financial Officer       Capital  Management,  Inc.  from June 1998 to October  1999;
                                                            Managing  Director,  Regional Portfolio Group, Union Bank of
                                                            California, N.A., since September 1994.

R. Greg Knopf                 Managing Director             Director,  HighMark World Funds, PLC since 1999.  President,
                                                            Current Income Shares since 1999.  Senior Vice President and
                                                            Manager, Mutual Fund Division, Union Bank of California N.A.
                                                            from April 1996 to September  1998;  Vice President  Product
                                                            Manager Mutual Funds, Trust and Investment Group, Union Bank
                                                            of  California  N.A.,  December  1991 to  April  1996;  Vice
                                                            President-Regional  Manager, Personal Asset Management Sales
                                                            Division, Union Bank of California,  N.A., September 1988 to
                                                            December 1991.

Jeffrey L. Boyle              Senior Vice President         Senior Vice  President of Sales,  Union Bank of  California,
                              and Sales Manager             N.A., from April 1996, Vice President,  Business Trust, Bank of California from April 1988 to April 1996.


John J. King                  Secretary                     Senior Vice President and Associate  General Counsel,  Union
                                                            Bank of California, N.A., since 1991.

Teresita B. Ching             Compliance Officer &          Compliance Manager, HighMark Capital Management, Inc., since
                              Assistant Secretary           2000.

Kristin Friedman              Assistant Treasurer           Vice President, Administration and Support Group, Union Bank
                                                            of California, N. A. since 1996. Auditor, Deloitte & Touche, from September 1992 to August 1996.

     REQUIRED VOTE FOR APPROVAL OF THE CONTINUATION OF THE INVESTMENT ADVISORY AGREEMENT. The Board of Directors of the Company recommends that the shareholders vote in favor of the renewal of the Agreement previously described. The favorable vote of the lesser of (i) a majority of the outstanding shares of Common Stock of the Company, or (ii) 67% or more of the shares represented at the Meeting if the holders of more than 50% of the outstanding shares of Common Stock of the Company are present or represented by proxy at the Meeting, is required for such approval. The Board of Directors' proxy holders will vote to approve the Agreement unless otherwise instructed.

     If the shareholders do not approve the renewal of the Agreement, the Board of Directors of the Company will attempt to renegotiate the terms of the agreement or negotiate a new agreement with some other party and submit it for approval to the Company's shareholders.

                             ADDITIONAL INFORMATION

SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors, upon the recommendation of its Audit Committee, has selected Deloitte & Touche LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending December 31, 2001. Representative of Deloitte & Touche LLP are not expected to be present at the Annual Meeting.

     Deloitte & Touche LLP acted as the Fund's auditor for the fiscal year ended December 31, 2000 and audited the financial statement filed by the Fund with the Securities and Exchange Commission related to such fiscal year. During that period Deloitte & Touche LLP also served as independent auditors to the Adviser and certain affiliates of the Adviser. The aggregate fees billed by Deloitte & Touche LLP for audit and non-audit services rendered during or in connection with the Fund's fiscal year ended December 31, 2000 were as follows:

          Type of Fees                                   Amount Billed
          ------------                                   -------------
          Fund Audit Fees                                  $   29,150

          Financial Information Systems
            Design and Implementation Fees(1)              $  826,000

          All Other Fees(1)                                $5,100,000

----------
(1) This amount represents fees for services rendered to the Investment Adviser and its affiliates paid for by the Investment Adviser and its affiliates.

TO THE BOARD OF DIRECTORS OF CURRENT INCOME SHARES, INC.        February 8, 2001

     The Audit  Committee  consists  of the  following  members  of the Board of
Directors: Willard H. Altman (Chair), Kathleen L. Kellogg, Michael L. Noel and Robert M. Whitler. Each of the members is independent as defined under the rules of the New York Stock Exchange.

     We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2000.

     We have discussed with the independent auditors, Deloitte & Touche LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     We have received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

     Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report to Shareholders for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                            AUDIT COMMITTEE
                            Willard H. Altman (Chair)
                            Kathleen L. Kellogg
                            Michael L. Noel
                            Robert M. Whitler

OTHER MATTERS

     On July 6, 2001, the Company entered into a non-binding letter of intent agreeing in principle to combine into the HighMark Bond Fund, an open-end fund with assets of approximately $550 million.

     HighMark Bond Fund is part of HighMark Funds, a $10 billion mutual fund group also managed by HighMark Capital Management, Inc. If the combination occurs as described in the letter of intent, the shareholders of Current Income Shares will receive Class A Shares of the HighMark Bond Fund in exchange for their shares of Current Income Shares, valued on a relative net asset value basis at the time of the exchange. The transaction is expected to be completed in the first quarter of 2002, and is subject to the negotiation and execution of a definitive agreement and plan of reorganization, approval by shareholders of Current Income Shares and other conditions.

     As a closed-end fund, shares of Current Income Shares have traded at a discount to their net asset value. On the date the letter of intent was executed, the Company's 52-week average discount was approximately 10%. If completed, the transaction would immediately eliminate any discount to net asset value. Further, in combining Current Income Shares with the much larger HighMark Bond Fund, the transaction would offer shareholders greater diversification, lower expenses and a broader range of investment options through the HighMark Funds family.

     The Board of Directors does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other business should come before the Meeting, the proxies will vote thereon in accordance with their best judgment.

     Shareholders wishing to submit proposals for inclusion in the proxy statement for the 2002 Shareholders' meeting should send their written proposals to the Secretary of the Company by December 31, 2001 at 2020 East Financial Way, Glendora, California 91741. Any such proposal must satisfy all applicable federal and state requirements.

     PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED SO THAT THE MEETING MAY BE HELD AND ACTION TAKEN ON THE MATTERS DESCRIBED HEREIN WITH THE GREATEST POSSIBLE NUMBER OF SHARES PARTICIPATING. You may nevertheless vote in person if you attend the Meeting.

                                        By Order of the Board of Directors


                                        Rita Dam, Secretary

                                                                      APPENDIX A

                           CURRENT INCOME SHARES, INC.

                             AUDIT COMMITTEE CHARTER

Organization

This Charter governs the operations of the Audit Committee. The Committee shall review and reassess the Charter at least annually and obtain the approval of the Board of Directors. The Committee shall be appointed by the Board of Directors and shall comprise at least three Directors, each of whom is independent of the Adviser and its affiliates and the Company. Members of the Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from the Adviser and the Company. All Committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the Committee, and at least one member shall have accounting or related financial management expertise.

Statement of Policy

The Audit Committee shall provide assistance to the Board of Directors in fulfilling its oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by the Adviser, the Administrator and the Board. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, the independent auditors, the Adviser and the Administrator of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel or other experts for this purpose.

Responsibilities and Processes

The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of its activities to the Board. The Administrator is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

* The Committee shall have a clear understanding with the Adviser, the Administrator, and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee as representatives of the Company's shareholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The Committee shall discuss with the auditors their independence from the Adviser and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the Committee shall review and recommend to the Board the selection of the Company's independent auditors, subject to shareholders' approval, if required

                                                                      APPENDIX A

* The Committee shall discuss with the independent auditors the overall scope and plans for their respective audits, including fees and the adequacy of staffing. Also, the Committee shall discuss with the Adviser, the Administrator, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk and legal and ethical compliance programs. Further, the Committee shall meet separately with the independent auditors, without the Adviser and the Administrator present, to discuss the results of their examinations.

* The Committee shall review with the Adviser, the Administrator, and the independent auditors the financial statements to be included in the Company's Annual Report to Shareholders, including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

                              [FRONT OF PROXY CARD]

October 1, 2001

                           CURRENT INCOME SHARES, INC.
                            445 SOUTH FIGUEROA STREET
                          LOS ANGELES, CALIFORNIA 90071

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned shareholder of Current Income Shares, Inc., a Delaware corporation, hereby constitutes and appoints Kathleen L. Kellogg, and R. Greg Knopf, and each of them, the attorneys and proxies of the undersigned, each with full power of substitution, to attend and act for the undersigned at the Annual Meeting of Shareholders of said corporation to be held on Thursday, November 8, 2001, at 11:00 a.m. Pacific time, in the Conference Room on the 3rd floor of the Union Bank of California Building at 445 South Figueroa Street, Los Angeles, California 90071, and at any adjournments thereof, and in connection therewith to vote and represent all of the shares of Common Stock of said corporation which the undersigned is entitled to vote as directed on the reverse side.

     Such attorneys and proxies, and each of them, shall have all the powers that the undersigned would have if acting in person. The undersigned hereby revokes any other proxy to vote at such Meeting and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

     The Board of Directors recommends that the Company's shareholders vote FOR the election of each of the Directors and FOR the approval of the continuation of the Amended and Restated Investment Advisory Agreement between the Company and HighMark Capital Management, Inc. the Company's adviser.

     PLEASE MARK THIS PROXY AND SIGN AND DATE IT ON THE REVERSE SIDE HEREOF
                     AND RETURN IT IN THE ENCLOSED ENVELOPE.

                             -FOLD AND DETACH HERE-

                              [REVERSE OF PROXY CARD]


                           CURRENT INCOME SHARES INC.

|X|  Please mark votes as in this example

1.   TO ELECT THE BOARD OF DIRECTORS OF THE COMPANY.

                                   FOR   WITHHOLD   FOR ALL EXCEPT
                                   ---   --------   --------------
     Willard H. Altman             [ ]     [ ]      [ ]
                                                    ----------------------------
     Kathleen L. Kellogg           [ ]     [ ]      [ ]
                                                    ----------------------------
     Michael L. Noel               [ ]     [ ]      [ ]
                                                    ----------------------------
     Robert M. Whitler             [ ]     [ ]      [ ]
                                                    ----------------------------

The Board of Directors recommends a vote FOR Proposal No. 1.

2. TO APPROVE THE CONTINUATION OF THE AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT BETWEEN THE COMPANY AND HIGHMARK CAPITAL MANAGEMENT, INC. THE COMPANY'S ADVISER.

                                                      FOR     AGAINST    ABSTAIN
                                                      ---     -------    -------
                                                      [ ]       [ ]        [ ]

The Board of Directors recommends a vote FOR Proposal No. 2.

A majority of the above-named proxies present at said Meeting, either in person or by substitute (or if only one thereof shall be present and act, then that one), shall have and exercise all powers of said proxies hereunder. This proxy will be voted in as specified. If no instructions to the contrary are indicated hereon, this proxy will be voted FOR items 1 and 2, shown on this proxy.

The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement to the Meeting.

                                                      Dated ______________, 2001

--------------------------------------------------------------------------------
Signature(s)

--------------------------------------------------------------------------------
IMPORTANT: In signing this proxy, please sign your name or names on the signature lines in the same way as it appears on the proxy. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. EACH JOINT TENANT SHOULD SIGN.

                             -FOLD AND DETACH HERE-
             PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE
                       POSTAGE PREPAID ENVELOPE PROVIDED.